Exhibit A

JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Nuvve Holding Corp., dated as of August 9, 2021, is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

STONEPEAK ROCKET HOLDINGS LP

By:	STONEPEAK ROCKET UPPER HOLDINGS LP, its general partner
By:	STONEPEAK ASSOCIATES IV LLC, its general partner
By:	STONEPEAK GP INVESTORS IV LLC, its sole member
By:	STONEPEAK GP INVESTORS MANAGER LLC, its managing member

By:	/s/ Michael Dorrell
Name: Michael Dorrell
	Title: Managing Member	Date: August 9, 2021

STONEPEAK ROCKET UPPER HOLDINGS LP

By:	STONEPEAK ASSOCIATES IV LLC, its general partner
By:	STONEPEAK GP INVESTORS IV LLC, its sole member
By:	STONEPEAK GP INVESTORS MANAGER LLC, its managing member

By:	/s/ Michael Dorrell
Name: Michael Dorrell
	Title: Managing Member	Date: August 9, 2021

STONEPEAK ROCKET HOLDINGS II LP

By:	STONEPEAK ASSOCIATES IV LLC, its general partner
By:	STONEPEAK GP INVESTORS IV LLC, its sole member
By:	STONEPEAK GP INVESTORS MANAGER LLC, its managing member

By:	/s/ Michael Dorrell

Name: Michael Dorrell
	Title: Managing Member	Date: August 9, 2021

STONEPEAK ASSOCIATES IV LLC

By:	STONEPEAK GP INVESTORS IV LLC, its sole member
By:	STONEPEAK GP INVESTORS MANAGER LLC, its managing member

By:	/s/ Michael Dorrell
Name: Michael Dorrell
	Title: Managing Member	Date: August 9, 2021

STONEPEAK GP INVESTORS IV LLC

By:	STONEPEAK GP INVESTORS MANAGER LLC, its managing member

By:	/s/ Michael Dorrell
Name: Michael Dorrell
	Title: Managing Member	Date: August 9, 2021

STONEPEAK GP INVESTORS MANAGER LLC

By:	/s/ Michael Dorrell
Name: Michael Dorrell
	Title: Managing Member	Date: August 9, 2021

/s/ Michael Dorrell
	Name: Michael Dorrell	Date: August 9, 2021

EVOLVE TRANSITION INFRASTRUCTURE LP

By:	EVOLVE TRANSITION INFRASTRUCTURE GP LLC, its general partner

By:	/s/ Charles C. Ward
Name: Charles C. Ward
	Title: Chief Financial Officer & Secretary	Date: August 9, 2021

August 9, 2021